UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2011

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement.

Third Supplemental Indenture

On July 26, 2011, the Company, the Company’s wholly-owned subsidiary, CB Richard Ellis Services, Inc., a Delaware corporation (“Services”), CBRE Clarion REI Holding, Inc., a Delaware corporation and subsidiary of Services (“REI Holding”), CBRE Clarion CRA Holdings, Inc., a Delaware corporation and subsidiary of Services (“CRA Holdings” and, together with REI Holding, the “New Guarantors”), the Existing Subsidiary Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a Third Supplemental Indenture, dated as of July 26, 2011 (the “Third Supplemental Indenture”), to the Indenture, dated as of June 18, 2009 (as supplemented on September 10, 2009 and November 10, 2010, the “11.625% Notes Indenture”), among the Company, Services, certain other subsidiaries of Services (the “Existing Subsidiary Guarantors”) and the Trustee. Pursuant to the Third Supplemental Indenture, the New Guarantors agreed to fully and unconditionally guarantee all of Services’ obligations under the 11.625% Notes Indenture with respect to the 11.625% Senior Subordinated Notes due 2017, on the terms set forth therein.

Second Supplemental Indenture

On July 26, 2011, the Company, Services, the New Guarantors, the Existing Subsidiary Guarantors and the Trustee entered into a Second Supplemental Indenture, dated as of July 26, 2011 (the “Second Supplemental Indenture”), to the Indenture, dated as of October 8, 2010 (as supplemented on November 10, 2010, the “6.625% Notes Indenture”), among the Company, Services, the Existing Subsidiary Guarantors and the Trustee. Pursuant to the Second Supplemental Indenture, the New Guarantors agreed to fully and unconditionally guarantee all of Services’ obligations under the 6.625% Notes Indenture with respect to the 6.625% Senior Notes due 2020, on the terms set forth therein.

Supplement to the Guarantee and Pledge Agreement

On July 26, 2011, the New Guarantors and Credit Suisse AG, as collateral agent for the Secured Parties (as defined in the Guarantee and Pledge Agreement (as defined below)) (the “Collateral Agent”), entered into Supplement No. 1 (“Supplement No. 1”) to the Guarantee and Pledge Agreement, dated as of November 10, 2010 (the “Guarantee and Pledge Agreement”), among Services, the Company, each subsidiary of the Company from time to time party thereto and the Collateral Agent. Pursuant to Supplement No. 1, each of the New Guarantors agreed to guarantee certain obligations of Services and the other Borrowers (as defined in the Guarantee and Pledge Agreement) under the Credit Agreement, dated as of November 10, 2010 (as amended by Amendment No. 1, dated as of March 4, 2011, the “Credit Agreement”), among the Company, Services, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, CB Richard Ellis Limited/CB Richard Ellis Limitée (formerly known as CB Richard Ellis Limited), a corporation organized under the laws of the province of New Brunswick, CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand, the lenders referred to therein (the “Lenders”), and Credit Suisse AG, as administrative agent for the Lenders and as Collateral Agent, and the other Loan Documents (as defined in the Credit Agreement) and to grant a security interest in certain of their capital stock in order to secure such obligations.

The above descriptions of the Third Supplemental Indenture, Second Supplemental Indenture and Supplement No. 1 are qualified in their entirety by the Form of Supplemental Indenture for the 11.625% Notes, the Form of Supplemental Indenture for the 6.625% Notes and Form of Supplement to the Guarantee and Pledge Agreement, filed as Exhibits 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
4.1	Form of Supplemental Indenture among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain new U.S. subsidiaries from time-to-time, the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee, for the 11.625% Senior Subordinated Notes Due June 15, 2017

4.2	Form of Supplemental Indenture among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain new U.S. subsidiaries from time-to-time, the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee, for the 6.625% Senior Notes Due October 15, 2020

10.1	Form of Supplement among certain new U.S. subsidiaries from time-to-time and Credit Suisse AG, as collateral agent, to the Guarantee and Pledge Agreement, dated as of November 10, 2010, by and among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Group, Inc. and Credit Suisse AG, as collateral agent for the Secured Parties (as defined therein)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2011	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ Gil Borok
Gil Borok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Supplemental Indenture among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain new U.S. subsidiaries from time-to-time, the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee, for the 11.625% Senior Subordinated Notes Due June 15, 2017

4.2	Form of Supplemental Indenture among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain new U.S. subsidiaries from time-to-time, the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee, for the 6.625% Senior Notes Due October 15, 2020

10.1	Form of Supplement among certain new U.S. subsidiaries from time-to-time and Credit Suisse AG, as collateral agent, to the Guarantee and Pledge Agreement, dated as of November 10, 2010, by and among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Group, Inc. and Credit Suisse AG, as collateral agent for the Secured Parties (as defined therein)